Exhibit 99.1

Investor Presentation 1Q10

2 Forward looking statements & regulation G disclaimer Safe Harbor for Forward Looking Statements Some of the statements in this presentation include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors' pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world's financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2009. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Regulation G Disclaimer In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm. The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio. Net premiums written (prior to deposit accounting adjustments) is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written (prior to deposit accounting adjustments) represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written (prior to deposit accounting adjustments) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. Net premiums written (prior to deposit accounting adjustments) should not be viewed as a substitute for gross premiums written determined in accordance with GAAP. Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

3 Investor value proposition Specialty focus and strong diversification has the potential to generate industry leading returns for shareholders, with lower volatility Established a team of experienced specialized underwriters with deep expertise across business units Strong balance sheet supported by conservative investment portfolio and prudent reserving practices Transformed our business over the past four years to markedly improve the risk management and diversification of our business Management team has a proven track record of success generating superior returns Successfully executed our strategy to develop a diversified portfolio of specialized business Price/Book vs. ROE Endurance Common stock price as a percentage of diluted book value per share as of May 7, 2010 Note: Composite peer median based on SNL data. Includes Allied World, Arch, Ren Re, Axis, Transatlantic, Everest, Partner Re, Montpelier, Platinum, Max Capital, ACE, Aspen, Validus, Markel, RLI, W.R. Berkley, XL and Flagstone Endurance offers investors a proven franchise at an attractive valuation

4 Introduction to Endurance Specialty Holdings Founded in 2001 Focused on the creation of shareholder value through the building and management of a diversified portfolio of specialized businesses Strong Market Positioning Widely diversified, global specialty insurance and reinsurance provider Over 780 employees in offices across the United States, Bermuda, Europe, and Asia Domiciled in Bermuda Solid Financial Foundation Excellent financial strength with nearly $8.2 BN in assets, $3.5 BN in total capital and $2.8 BN in shareholders' equity as of March 31, 2010 High quality (average rating of AA+), short duration (2.35 years), liquid investment portfolio Prudent loss reserves (69.8% of reserves are IBNR) Rated "A" by A.M. Best and Standard and Poor's and A2 by Moody's with stable outlooks Received the highest ERM ranking of "Excellent" from Standard and Poor's Excellent historical financial results Inception to date annualized operating ROE of 14.7% 20.6% average annualized growth in book value per share plus dividends since inception

5 First Quarter 2010 Highlights Strong operating performance Operating earnings of $60.2 million Impacted by $65 million of losses related to earthquake in Chile and European Windstorm Xynthia Operating return on equity of 8.6% Book value per common share grew 2.9% from year end Returned $62 million to investors through common dividends and share repurchases Net written premiums of $702.9 million, an increase of 20.6% over first quarter 2009 Reinsurance new written premiums of $354.0 million grew 35.9% in the quarter Growth predominantly emanated from recently opened offices (Singapore, Zurich and Kansas City) as seasoned underwriting teams are leveraging local market knowledge and expertise to grow their business Insurance net written premiums of $348.9 million grew 8.2% in the quarter Growth in agriculture premiums driven by retaining more business on a net basis Growth was partially offset by exit from California workers' compensation

6 Endurance is World Class at Risk Management Industry catastrophe losses as a percent of equity Catastrophe Losses versus Shareholders Equity Hurricanes Ike and Gustav + Chilean Earthquake and Xynthia Source: SNL and Dowling

7 Our results Summary Strong return to shareholders Inception to date average total return to common investors of 20.6%. Total return measured by the annual change in diluted book value per common share plus dividends divided by beginning diluted book value per share. Superior returns on equity 17.0% 3 year average annual operating ROE from first quarter 2007 through first quarter 2010, and better than peer median throughout the cycle 14.7% inception to date average annual operating ROE Exceptional underwriting performance Inception to date combined ratio of 91.0% 1Q 2010 impacted by higher industry catastrophe events, however impact lower for Endurance on a relative basis Disciplined capital management approach exemplified by Attractive dividend yield of ~3-4% Approximately $1.2 billion of capital returned to shareholders since inception

8 Endurance's Financial Results Diluted book value per common share has grown in absolute terms... Book Value ($MM) and Diluted Book Value Per Common Share ($) From December 31, 2001 - March 31, 2010 Note: Diluted Book Value Per Share calculated on weighted number of average diluted shares outstanding. * Calculated on a simple (non-compounded) average 16.6% average annual growth in diluted book value per common share*

9 Endurance's Financial Results Book value per common share has also grown on a relative basis Book Value Per Share Plus Dividend Growth From December 31, 2006 - March 31, 2010 Note: Book value per share and dividend data provided by SNL

10 Operating ROE(%)1 From 2002-1Q 2010 1. ROE is defined as 3-yr rolling average operating ROAE 2. Composite peer median based on SNL data. Includes Allied World, Arch, Ren Re, Axis, Transatlantic, Everest, PartnerRe, Platinum, Montpelier and Max Capital Impact of Hurricanes Gustav and Ike and mark to market accounting impact from investment portfolio Impact of Hurricanes Katrina, Rita, and Wilma claims Endurance ENH 3-year rolling average ROE Median peer 2 3-year rolling average ROE First year after inception; capital not yet fully deployed Our results We have outperformed peers throughout the cycle1 17.0% 13.8% Impact of Chile earthquake and European windstorm Xynthia

11 Our strategy is focused on delivering superior returns to shareholders Our commitments to Investors Growth in book value Superior returns on equity across underwriting cycles Ethics, integrity, and transparency

12 More attractive margins Better retention driven by deeper relationships and expertise Higher barriers to entry Stable earnings Why specialization matters Why Endurance is well-positioned to succeed Deep underwriting knowledge of markets and distribution across major specialty lines Technological advantage which improves our pricing ability and efficiency Customized operating model by market type Active portfolio management to deploy and retract capital in response to changing market conditions Strong balance sheet positions us well to compete, particularly against those who have faltered Focus on specialty lines of business Endurance management has actively expanded into specialty lines of business Endurance strategy at work Wind exposed business focused on regional homeowner companies vs. more volatile commercial lines and offshore energy risks Expanded our U.S. based reinsurance and insurance specialty units Acquired ARMtech, a highly specialized, agriculture insurance company

13 Rapid entry into workers' compensation as the market became attractive in 2006; managed exit from the business as margins tightened in 2008 with final exit early in 2009 Exited the UK property business when it did not meet our business mix and profitability requirements Introduction of surety, aerospace, and agriculture businesses, which have different risk profiles than catastrophe to create a more diversified portfolio Exited offshore energy and national property accounts in 2006 following Katrina, given unanticipated volatility and lack of model clarity; decision validated by 2008 and first quarter 2010 results Active portfolio management Levers we employ in portfolio management Thoughtfully but aggressively entering markets when conditions are attractive Diversify risks through the introduction of low correlation businesses Actively monitor and react to changing market conditions Reduce exposures during soft markets Increase/decrease the amount of ceded business as necessary Exit selected business lines when fundamentals dictate doing so Some examples While growing through specialization and building robust businesses that withstand both hard and soft cycles, we also maximize our returns through active portfolio management Organizational agility underpins our ability to allocate capital dynamically

14

Endurance Business Groups

We have successfully built a specialty focused and diversified portfolio of businesses

Endurance's Business Groups

Trailing 12 M (TTM) – 2010 Q1 Net Premiums Written: $1.74 BN



Insurance

Small Risk 21%
- ARMtech Agriculture

E R S Fortune 1000 13%
- Healthcare
- Excess Casualty
- Professional Lines

Middle Market 7%
- US Property
- US Casualty
- US Miscellaneous E&O

Program 4%
- Habitational
- Environmental

Reinsurance

Bermuda 22%
- Aerospace
- Casualty Clash
- International Property Catastrophe
- US Property Catastrophe
- Workers' Compensation Catastrophe

US 28%
- Agriculture
- Personal Accident
- Surety
- Casualty & Workers' Compensation
- Professional Liability
- Property Per Risk
- Small Business
- Direct Treaty

International 5%
- Casualty
- Marine
- Motor
- Personal Accident
- Professional Indemnity
- Property
- Surety
- Trade Credit

Endurance
YOUR RISK IS OUR FOCUS

15 Active portfolio management Strengthened risk management and steadily increasing diversification since 2005 Net written premium growth curve 2002 - 1Q 2010* Small Risk Program Middle Market International Fortune 1000 US Bermuda Reinsurance Insurance We have successfully identified new opportunities and added new underwriting expertise while remaining disciplined in softening markets * TTM - Trailing Twelve Months, before deposit accounting adjustment

16 Active portfolio management Reinsurance book has reduced due to cycle management but is highly scalable $1,375.0 $1,023.0 We have demonstrated discipline in writing reinsurance business as evidenced by the overall portfolio shrinking 30% since 2005 while at the same time maintaining our high margin catastrophe premiums and thoughtfully expanding in recently established new offices (Zurich, Singapore and Kansas City) Managing the reinsurance portfolio Active portfolio management has enhanced reinsurance portfolio: Lines of business have been actively reduced where pricing, terms or data quality have not met our requirements Casualty has declined 28% from its peak Property has declined 32% since its peak Aerospace and Marine has declined 80% from its peak We have maintained our underwriting expertise and are well positioned to grow as opportunities arise Reinsurance net premiums written $865.7 $803.7 $1,327.9 $959.3 (millions)

17 Active portfolio management International reinsurance has undergone a transformation $245.3 $201.2 We have transformed our international reinsurance franchise by adding offices in Zurich and Singapore which allows us to better serve our customers with underwriters that possess local market knowledge, relationships and expertise. Managing the international reinsurance portfolio Original strategy was to use London as a central hub to write international exposures In 2008, we established offices in Zurich and Singapore in order to reach clients who prefer to work with local underwriters who know their market and speak their language Reaching Europe and Asia through three offices has provided access to new clients and opportunities to cross sell products to current clients International reinsurance net premiums written* $153.6 $141.2 $249.5 $196.2 Underwriting Ratio:* 92.7% 61.2% 67.9% 34.9% 71.3% 69.2% * Historic results for all non-US / rest of world exposures

18 Active portfolio management Continue to expand insurance capabilities while maintaining discipline $387.7 $980.6 Since 2005 we have meaningfully invested in new capabilities and expanded our distribution relationships within our insurance franchise while exiting unprofitable lines Managing the insurance portfolio We have significantly broadened our insurance capabilities Added agriculture line of business through the acquisition of ARMtech Expanded professional lines through addition of underwriting teams and new relationships Continue to expand our U.S. based insurance middle market operations Policy count has grown to 4,600 from zero in 2004 Maintained pricing and relationships in large risk insurance in an increasingly competitive environment Insurance net premiums written $740.3 $552.0 $416.6 $766.8

19 Active portfolio management Acquired ARMtech in late 2007 - a highly specialized crop insurance company ARMtech is the only company in the top five MPCI writers to gain market share in the 2009 reinsurance year * ARMtech has delivered strong results since the acquisition Since acquiring ARMtech we have significantly invested in growing the business. Added marketing staff More than doubled the claims staff Expanded agent base by 12% since 2007 The result of these efforts has led to policy counts growing by approximately 23% since we acquired ARMtech We are well positioned to take advantage of marketplace changes likely to result from revisions to federal reinsurance program ARMtech has generated approximately $60 million of profit since the acquisition in late 2007 ARMtech NWP and Policy Counts In millions * Source: National Crop Insurance Services

20 Over time, Endurance has thoughtfully built its capital base, diversifying the sources and duration of capital, reducing cost of capital, while at the same time aggressively returning capital to shareholders Strong balance sheet and efficient use of capital Active capital management history (Accumulated)

21 Strong balance sheet and efficient use of capital Endurance maintains a high quality, short duration investment portfolio Market yield: 2.78% Book yield: 3.33% (1) Net of investments pending settlement $6.2 Billion in Investments (3/31/2010) Investment portfolio Highlights Maintain a high quality, liquid investment portfolio 57.6% of investments are in cash, U.S. Government or U.S. Government-backed securities Fixed maturity portfolio has an average credit quality of AA+ We have actively reduced the duration of the investment portfolio to 2.35 years Protects against rising interest rates Reduces potential loss of book value if rates rise Retain ability to redeploy assets as rates improve Short term reduction in investment income from lower duration and higher quality investment portfolio is justified given the risks of rate increases and spread widening

Conclusion Endurance is a compelling investment opportunity Endurance offers investors significant upside potential, based on combination of: Strong franchise positions in attractive specialty markets Globally diversified portfolio of insurance and reinsurance units operated with deep and distinctive expertise Superior distribution capabilities with strong access to independent agent, middle market and retail distribution networks Active portfolio management actions have maintained strong risk adjusted return potential while reducing overall volatility Excellent balance sheet strength and liquidity High quality short duration portfolio has an average credit quality of AA+ Prudent reserving philosophy and strong reserve position; Strong history of favorable development Industry leading ERM The outlook for Endurance's key areas of specialization remain attractive Agriculture business is price controlled and returns may be enhanced in an inflationary environment Catastrophe lines have remained disciplined and profitable Profitable niches within specialty lines exist Endurance's value vs. peers Endurance is currently trading at a discount to book, which appears unwarranted given strong absolute and relative performance and strong positioning 22

Appendix

24

Growth through specialization

We have a strong track record of entering new businesses to meet our strategic aims


Build
Established operations
Established catastrophe reinsurance
Established Fortune 1000 insurance
Established US reinsurance
Established UK/Europe reinsurance
Established UK Middle Market insurance
Established Agriculture reinsurance
Established US Middle Market insurance
Established Zurich Office
Established Singapore Office
2001
2002
2003
2004
2005
2006
2007
2008
2009
Buy
Acquired LaSalle portfolio
Acquired HartRe
Acquired XL Surety reinsurance
Acquired ARMtech
Partner
Partnered with leading California workers' comp provider
Partnered with leading environmental contractor provider
Partnered with leading habitational risk provider

25 Balance sheet strength and durability Our commitment to ERM supports superior performance Best-in-class ERM Optimally manage capital and risks Manage towards a required return on risk-adjusted capital Quantify risks taken and limit ones that threaten solvency/viability Clearly defined risk tolerances and controls Asset management: approach incorporates capital-at-risk limits, stress testing and ratings triggers Liability management Concentration management Delegated authorities Strong governance structure Senior management understands and values ERM as a source of competitive advantage Board of Directors highly skilled in insurance and finance Corporate culture Ownership mentality Transparency and communication of ERM strategies "Excellent" ERM rating by S&P in 2008, affirmed in 2009 Youngest company and one of only five P&C companies in the world to achieve the highest designation

26 Business organization and competitive advantages Each of our businesses are led by industry leading professionals with market expertise and maintain the following sources of competitive advantage Endurance Insurance 44%* Middle Market Small Risk Program Bermuda US Fortune 1000 International Reinsurance 56%* Diverse mix of access to exposure, split between insurance and reinsurance, and across customer segments Service and technology-based distribution strategy Strong local presences Strong product development Cost-efficient production Professional team with extremely strong underwriting experience Long-term relationships (over 20 years) with key brokers Very strong reinsurance relationships Individual risk underwriting model, as opposed to market share approach Very low historical loss ratio based on superior underwriting Deep distribution management capabilities Utilize technology to enhance control environment Multi-disciplined teams of professionals dedicated to program management and oversight Access to business through combination of insurance and reinsurance networks 3-pronged underwriting approach Specialized Relationship- based Opportunistic Dedicated professional teams with skills tailored to each approach Face-to-face service model and access to global network of clients Industry leading underwriting margins Aggressive portfolio management Industry leading technology and modeling Distinctive footprint and lean underwriting approach vs. most Bermuda competitors Shifting focus of business to Zurich and Singapore Strong local market presence with experienced professionals * TTM - Trailing Twelve Months, including deposit accounted contracts

27 Financial results for first quarter 2010 $MM (except per share data and %) March 31, 2010 March 31, 2009 $ Change % Change Net premiums written 702.9 582.9 120.0 20.6 Net premiums earned 365.2 378.3 (13.1) (3.5) Net investment income 56.5 64.6 (8.1) (12.5) Net underwriting income 10.0 33.2 (23.2) (69.9) Net income 55.8 78.3 (22.5) (28.7) Operating income 60.2 88.2 (28.0) (31.7) Fully diluted net income EPS 0.91 1.24 (0.33) (26.6) Fully diluted operating EPS 0.98 1.40 (0.42) (30.0) Financial highlights March 31, 2010 March 31, 2009 Operating ROE 8.6% 16.6% Net loss ratio 63.7% 58.2% Acquisition expense ratio 17.5% 18.1% General and administrative expense ratio 16.1% 15.9% Combined ratio 97.3% 92.2% Diluted book value per share $45.89 $34.34 Investment leverage 2.31 2.73 Key operating ratios

28 First quarter 2010 net written premiums In $MM March 31, 2010 March 31, 2009 $ Change % Change Property 14.1 17.5 (3.4) (19.4) Casualty 21.0 17.9 3.1 17.3 Healthcare liability 18.5 17.2 1.3 7.6 Workers' compensation (0.4) 16.9 17.3 NM Agriculture 268.1 223.3 44.8 20.0 Professional lines 27.6 29.6 (2.0) (6.8) Total insurance 348.9 322.4 26.5 8.2 Insurance Segment In $MM March 31, 2010 March 31, 2009 $ Change % Change Casualty 107.3 75.2 32.1 42.7 Property 64.5 34.8 29.7 85.5 Catastrophe 122.8 109.4 13.4 12.2 Aerospace and marine 18.0 12.2 5.8 48.5 Surety and other specialty 41.4 28.9 12.5 43.3 Total reinsurance 354.0 260.4 93.0 35.9 Reinsurance Segment

29 Financial overview: historical In $MM 2002 2003 2004 2005 2006 2007 2008 2009 1Q 2010 2002 through 1Q 2010 Net premiums written 765 1,598 1,697 1,619 1,586 1,575 1,784 1,606 703 12,933 Net premiums earned 369 1,174 1,633 1,724 1,639 1,595 1,766 1,633 365 11,898 Net underwriting income 51 179 232 (410) 304 322 111 265 10 1,064 Net investment income 43 71 122 180 257 281 130 284 56 1,424 Net income before preferred dividend 102 263 355 (220) 498 521 99 536 56 2,211 Net income available to common shareholders 102 263 356 (223) 483 506 83 521 52 2,142 Diluted EPS $1.73 $4.00 $5.28 ($3.60) $6.73 $7.13 $1.31 $8.69 $0.91 $32.18 Financial highlights from 2002 through first quarter 2010 Key operating ratios 2002 2003 2004 2005 2006 2007 2008 2009 1Q 2010 Inception-to-date Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 84.0% 97.3% 91.0% Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 22.0% 8.6% 14.7% Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $44.61 $45.89

30 Underwriting results have been strong Inception to Date Underwriting Ratio* * Underwriting ratio is defined as losses and acquisition expenses divided by earned premium, from inception through 3/31/10 and is before deposit accounting adjustments. Inception to Date Underwriting Ratio is 80.3%* Exited offshore energy in 2006 and significantly reduced marine premiums written Exited California Workers' Comp in first quarter of 2009